                  AS FILED WITH THE COMMISSION ON JULY 17, 1998
                                                      REGISTRATION NO. 333-10753
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                       POST-EFFECTIVE AMENDMENT NUMBER ONE

                                       TO

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                                    13-3386776
  -------------------------------          ------------------------------------
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)




          21557 Telegraph Road                           48086-5008
          Southfield, Michigan                           ----------
          --------------------
                                                         (zip code)
(Address of principal executive offices)

          Lear Operations Corporation 401(k) Plan for Hourly Employees
                            of the Louisville Plant


   Automotive Industries Manufacturing Inc. 401(k) Plan for Hourly Employees
                               of the Huron Plant


                            (Full title of the Plans)
--------------------------------------------------------------------------------

                               Joseph F. McCarthy

                  Vice President, Secretary and General Counsel

                                Lear Corporation

                              21557 Telegraph Road

                         Southfield, Michigan 48086-5008
                         -------------------------------
                     (Name and address of agent for service)

                                 (248) 746-1500
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)





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                                     PART II

               INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 9.           UNDERTAKINGS

         Pursuant to undertakings set forth in its Registration Statement on Form S-8 Number 333-10753 (the "Form S-8" or "Registration Statement"), Lear Corporation (the "Company") hereby removes from registration any and all remaining shares of common Stock registered under the Company's Form S-8 which have not been issued or reserved for issuance under the Automotive Industries Manufacturing, Inc. 401(k) Plan for Hourly Employees of the Huron Plant or the Lear Operations Corporation 401(k) Plan for Hourly Employees of the Louisville Plant as of the date specified below.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment Number One to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan on the 17th day of July, 1998.

                                            LEAR CORPORATION


                                            By: /s/ Kenneth L. Way
                                               -----------------------------
                                            Kenneth L. Way
                                            Chairman of the Board and
                                            Chief Executive Officer

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                   Title                                Date
---------                   -----                                ----

/s/ Kenneth L. Way          Chairman of the Board and            July 17, 1998
------------------------    Chief Executive Officer
Kenneth L. Way              (Principal Executive Officer)

*                           Director, President and Chief        July 17, 1998
------------------------    Operating Officer --
Robert E. Rossiter          International Operations

*                           Director, President and Chief        July 17, 1998
------------------------    Operating Officer -- North
James H. Vandenberghe       American Operations

/s/ Donald J. Stebbins      Senior Vice President and            July 17, 1998
------------------------    Chief Financial Officer
Donald J. Stebbins          (Principal Financial and
                            Principal Accounting Officer)

*                           Director                             July 17, 1998
------------------------
Gian Andrea Botta

                            Director
------------------------
Irma B. Elder

*                           Director                             July 17, 1998
------------------------
Larry W. McCurdy

                            Director
------------------------
Roy E. Parrott

*                           Director                             July 17, 1998
------------------------
Robert W. Shower

*                           Director                             July 17, 1998
------------------------
David P. Spalding

*                           Director                             July 17, 1998
------------------------
James A. Stern





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          *By: /s/ Kenneth L. Way
              ----------------------------
          Kenneth L. Way
          Attorney-in-fact
          (pursuant to powers of attorney dated August 23, 1996 included on the signature page of Registration No. 333-10753)


          Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned (or other persons who administer the Plans) have duly caused this Post-Effective Amendment Number One to this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan as of July 17, 1998.


LEAR OPERATIONS CORPORATION 401(K) PLAN FOR HOURLY EMPLOYEES OF THE LOUISVILLE PLANT

By: Lear Corporation (f/k/a Lear Seating Corporation), as Plan Administrator


By: /s/ Michael Miller
   -------------------------------
Name:   Michael Miller
Title:  Secretary, Employee Benefits Committee


AUTOMOTIVE INDUSTRIES MANUFACTURING INC. 401(K) PLAN FOR HOURLY EMPLOYEES OF THE HURON PLANT

By: Lear Corporation (f/k/a Lear Seating Corporation), as Plan Administrator


By: /s/ Michael Miller
   -------------------------------
Name:   Michael Miller
Title:  Secretary, Employee Benefits Committee